UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 4, 2006 (January 3, 2006)

FIRST STATE BANCORPORATION

(Exact Name of Registrant as Specified in Charter)

New Mexico	001-12487	85-0366665
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7900 Jefferson NE

Albuquerque, New Mexico 87109

(Address of Principal Executive Offices) (Zip Code)

(Registrant’s Telephone Number, Including Area Code) (505) 241-7500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

As previously announced, on January 3, 2006 First State Bancorporation, a New Mexico corporation (“First State”) completed its acquisition of Access Anytime Bancorp, Inc., a Delaware corporation (“Access”) pursuant to the terms of an Agreement and Plan of Merger (the “Merger Agreement”), dated August 31, 2005, as amended September 29, 2005, by and among First State, Access and AccessBank, a federal savings association and a wholly owned subsidiary of Access.

Pursuant to the Merger Agreement, Access merged with and into First State (the “Merger”) with First State surviving the Merger. The stockholders of Access will receive .791 shares of First State common stock in exchange for each share of common stock of Access they own, and as a result, First State will issue approximately 1.5 million shares of First State common stock. Prior to closing of the Merger, Access paid stockholders of record at the close of business on December 13, 2005 a cash dividend of $0.35 on each share of Access common stock.

Concurrently with the closing of the Merger, First Community Bank, a wholly owned subsidiary of First State, completed its acquisition of AccessBank, a wholly owned subsidiary of Access, pursuant to the terms of a subsidiary agreement and plan of merger. First Community Bank survived the merger as a wholly owned subsidiary of First State.

A copy of the Merger Agreement, which has been filed as Exhibit 2.1 to First State’s Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “Commission”) on September 2, 2005, is incorporated into this Item 2.01 by reference. A copy of the amendment to the Merger Agreement, dated as of September 29, 2005, which has been filed as Exhibit 2.1 to First State’s Form 8-k, filed with the Commission on September 30, 2005, is incorporated into this Item 2.01 by reference. A copy of the press release announcing the closing of the Merger and related transactions, which has been filed as Exhibit 99.1 to First State’s Current Report on Form 8-K, filed with the Commission on January 3, 2006, is incorporated into this Item 2.01 by reference. A copy of the subsidiary agreement and plan of merger is attached hereto as Exhibit 2.3 and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Businesses Acquired.

The financial statements required by this item are not being filed herewith. To the extent information is required by this item, they will be filed with the Commission by amendment as soon as practicable, but no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information

The pro forma financial information required by this item is not being filed herewith. To the extent information is required by this item, they will be filed with the Commission by amendment as soon as practicable, but no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(c) Exhibits.

Exhibit Number	Description
Exhibit 2.1	Agreement and Plan of Merger, dated as of August 31, 2005, by and among First State Bancorporation, Access Anytime Bancorp, Inc. and AccessBank (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K (File No. 001-12487) filed by First State on September 2, 2005).
Exhibit 2.2	Amendment Number 1, dated as of September 29, 2005, by and among First State Bancorporation, Access Anytime Bancorp, Inc. and AccessBank (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K (File No. 001-12487) filed by First State on September 30, 2005).
Exhibit 2.3	Subsidiary Agreement and Plan of Merger, dated as of September 2, 2005, by and among First Community Bank and AccessBank.
Exhibit 99.1	First State Bancorporation’s press release dated January 3, 2006 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K (File No. 001-12487) filed by First State on January 3, 2006).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST STATE BANCORPORATION

Date: January 4, 2006

	By:	/s/ Christopher C. Spencer
Christopher C. Spencer Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 2.1	Agreement and Plan of Merger, dated as of August 31, 2005, by and among First State Bancorporation, Access Anytime Bancorp, Inc. and AccessBank (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K (File No. 001-12487) filed by First State on September 2, 2005).
Exhibit 2.2	Amendment Number 1, dated as of September 29, 2005, by and among First State Bancorporation, Access Anytime Bancorp, Inc. and AccessBank (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K (File No. 001-12487) filed by First State on September 30, 2005).
Exhibit 2.3	Subsidiary Agreement and Plan of Merger, dated as of September 2, 2005, by and among First Community Bank and AccessBank.
Exhibit 99.1	First State Bancorporation’s press release dated January 3, 2006 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K (File No. 001-12487) filed by First State on January 3, 2006).